EXHIBIT 10.37

[Form of Termination Agreement]

July [•], 2013

Clayton, Dubilier & Rice, LLC
375 Park Avenue, 18th Floor
New York, NY 10152
Tel: (212) 407-5200
Attention: Richard J. Schnall

Ladies and Gentleman:

Reference is made to the Consulting Agreement, dated as of May 25, 2011 (the “CD&R Consulting Agreement”), among Envision Healthcare Holdings, Inc. (formerly known as CDRT Holding Corporation) (the “Company”), Envision Healthcare Corporation (formerly known as Emergency Medical Services Corporation) (“EVHC”) and Clayton, Dubilier & Rice, LLC (“CD&R”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the CD&R Consulting Agreement.

Upon the terms and conditions of this letter agreement, the parties hereby agree to terminate the CD&R Consulting Agreement in connection with the Company’s initial public offering of shares of its common stock pursuant to the Company’s Registration Statement on Form S-1 (Registration No. 333-189292) (the “IPO”).  In connection with and as consideration for such termination, the Company and EVHC, jointly and severally, agree to pay a fee of $20 million to CD&R (the “CD&R Termination Fee”) on the closing date of the Company’s IPO and, in consideration thereof, CD&R will waive any right to any Transaction Fee in connection with the IPO.  Upon the payment of the CD&R Termination Fee, the CD&R Consulting Agreement will terminate, provided that Section 3 thereof shall survive solely as to any portion of any Consulting Fee, Transaction Fee or Expenses accrued, but not paid or reimbursed, prior to such termination.  The termination of the CD&R Consulting Agreement shall not affect the Indemnification Agreement which shall survive such termination.

This letter agreement may be executed in any number of counterparts, with each executed counterpart constituting an original, but all together one and the same instrument. This letter agreement sets forth the entire understanding and agreement among the parties with respect to the transactions contemplated herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case written or oral, of any kind and every nature with respect hereto. This letter agreement is governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed within that state.

If the foregoing is in accordance with your understanding and agreement, please sign and return this letter agreement, whereupon this letter agreement shall constitute a binding agreement with respect to the matters set forth herein.

Sincerely,

ENVISION HEALTHCARE HOLDINGS, INC.

By:
Name:
Title:

ENVISION HEALTHCARE CORPORATION

By:
Name:
Title:

Acknowledged and agreed as of the
date first above written:

CLAYTON, DUBILIER & RICE, LLC

By:
Name:
Title:

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